SHARE-BASED PAYMENTS - Share based compensation expense (Q2) (Details) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Dec. 31, 2022	Dec. 31, 2021
SHARE-BASED PAYMENTS
Cost of revenue	$ 2,576	$ 5,812	$ 10,050	$ 10,424
General and administrative expenses	11,299	29,256	48,850	54,458
Research and development expenses	6,107	14,906	24,258	18,246
Selling expenses	1,865	4,451	7,490	5,227
Total	$ 21,847	$ 54,425	$ 90,648	$ 88,355